EPIPHANY FUNDS

PROSPECTUS
JUNE 26, 2007





                           EPIPHANY CORE EQUITY FUND

                           CLASS A AND CLASS C SHARES







                                                  Trinity Fiduciary Partners LLC
                                                    306 W. 7th Street, Suite 616
                                                         Fort Worth, Texas 76102
                                                                  1-877-977-3747


     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

EPIPHANY CORE EQUITY FUND......................................................1

FEES AND EXPENSES..............................................................5

DISTRIBUTION ARRANGEMENTS......................................................6

      CHOOSING A CLASS OF SHARES...............................................6
      12B-1 DISTRIBUTION PLANS.................................................8

HOW TO BUY SHARES..............................................................8

      OPENING AN ACCOUNT.......................................................8
      PURCHASING SHARES........................................................9
      MINIMUM INVESTMENTS.....................................................10
      AUTOMATIC INVESTMENT PLANS..............................................11
      OTHER PURCHASE INFORMATION..............................................11

HOW TO REDEEM SHARES..........................................................12

      REDEEMING SHARES........................................................12
      REDEEMING BY MAIL.......................................................12
      TELEPHONE REDEMPTIONS...................................................12
      REDEMPTIONS-IN-KIND.....................................................13
      REDEMPTION FEE..........................................................13
      ADDITIONAL REDEMPTION INFORMATION.......................................13

VALUING THE FUND'S ASSETS.....................................................14

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................14

      DIVIDENDS AND DISTRIBUTIONS.............................................14
      TAXES...................................................................15

MANAGEMENT OF THE FUND........................................................15

SHAREHOLDER STATEMENTS AND REPORTS............................................16

PRIVACY POLICY................................................................16

FOR MORE INFORMATION..........................................................17

                            EPIPHANY CORE EQUITY FUND


Questions every investor should ask before investing in the Fund.

WHAT IS THE FUND'S OBJECTIVE?

The Epiphany Core Equity Fund seeks long-term growth of capital from investments in companies whose business activities and practices are consistent with fundamental Christian moral and ethical principles.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies. The Fund may invest in companies of any market capitalization over $100 million.

The Fund's investment adviser looks for securities that appear to be undervalued relative to their intrinsic value and relative to other securities using fundamental security analysis. Factors considered in determining intrinsic value include an evaluation of a firm's current price in relation to its book value, sales, and cash flow. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, and regulatory framework may also be considered.

The Fund's socially responsible investment strategy is generally based on the Socially Responsible Guidelines established by the United States Conference of Catholic Bishops and consists of 3 elements:

   o Do No Harm (Avoid Evil). Except as described below, the Fund will not invest in companies that, in the adviser's best judgment:

      o Directly participate in abortion (including, but not limited to, the manufacture of abortifacients and publicly held health-care companies that perform abortions);

      o Manufacture contraceptives or derive more than 10% of revenue from the sale of contraceptives;

      o Engage in scientific research on human fetuses or embryos that (1) results in the end of pre-natal human life; (2) makes use of tissue derived from abortions or other life-ending activities; or (3) violates the dignity of a developing person. Specific activities include: a) embryonic stem cell research (ESCR); b) fetal tissue research or stem cell research derived from embryos; c) human cloning;

      o Are discriminatory against people of varied ethnic and racial backgrounds and women, as evidenced by the absence of women or minorities among upper management and the board of directors;

      o Derive more than 10% of its revenue from the production or sale of pornographic materials. This would include, but not be limited to, sexually explicit films, videos, publications and software; topless bars; and sexually oriented telephone and internet services;

      o Primarily engaged in military weapons production or the development of offensive weapons inconsistent with Roman Catholic teaching on war (e.g. biological and chemical weapons, anti-personnel land mines, arms designed or regarded as first-strike nuclear weapons, indiscriminate weapons of mass destruction, etc.);

      o Derive more than 10% of their revenue from the production or distribution of content that depicts pre-marital sex, extra-marital affairs, graphic and/or gratuitous violence or human brutality, or that is disrespectful to the institution of marriage, parenthood or consecrated religious life;

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      o  Pay their chief executive (in the form of salary and bonus), an amount greater than 100 times the U.S. median household income, as reported by the U.S. Census Bureau, excluding the receipt by the executive of stock options, restricted stock awards, and other equity-linked long-term oriented compensation;

      Notwithstanding the preceding restrictions, the Fund may engage a strategy of working to influence or redirect the activities or policies of companies that violate one or more of the preceding prohibited business activities. Such investments would only be made under the following circumstances:

         o The stock meets the valuation criteria established by the adviser, and;

         o The adviser believes there is a reasonable hope of success for influencing positive change, and;

         o The adviser will divest the position if it appears that there is no longer a reasonable hope of success for influencing positive change, and;

         o The Fund may invest no more than 10% of its assets in such investments.

   o Active Corporate Participation. The Fund will engage in a strategy of active corporate participation with regard to its stock holdings. The Fund will exercise its normal shareholder responsibilities, especially casting informed votes on proxies and shareholders' resolutions in accord with its proxy voting guidelines (which are contained in the Fund's Statement of Additional Information). The goal of this strategy is to seek to influence corporate culture and to shape corporate policies in a manner that is consistent, in the adviser's judgment, with the ethical and moral beliefs of Biblical Christianity. In addition to proxy voting, these activities could include dialogue with corporate leadership, initiating or supporting shareholder resolutions, working with various religious and other groups who are working for corporate responsibility, writing letters to corporate executives and board members to advocate specific steps or to support or raise objections to a corporation's activities and/or policies.

   o Promoting the Common Good. All things equal, the Fund will have a preference for investing in the common stock of companies that have strong and positive records in such areas as labor relations, affirmative action, affordable housing, environmental records, transparent and pro-shareholder corporate governance policies, produce socially superior products.

      In keeping with this element of the strategy, the Fund may also invest up to 5% of its assets in short term certificates of deposit and similar instruments offered by community development banks and credit unions that provide financing for economically disadvantaged small businesses, low and moderate-income housing, and similar ventures. Interest rates on these instruments will usually be lower than rates on similar investments that do not have the same social objectives.

The adviser may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options on stocks or an index. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a predetermined price (exercise price) within a given time frame in exchange for a premium paid. The value of put options generally increase as stock prices decrease. The Fund will consider acquiring put options against an index if it determines that the return (including expenses) will exceed the return of acquiring puts against individual stocks. Generally, the exercise price at the time the option is acquired will be considerably lower than the price of the stock or index.

In order to offset some of the costs associated with purchasing the put options, the Fund may generate revenue in the form of short-term capital gains by writing (selling) covered call options on stocks owned by the Fund. The purchaser of the option has the right to buy that stock from the Fund at a predetermined price (exercise price) during the life of the option. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. Generally, the exercise price at the time the option is written will be considerably higher than the price of the stock.

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Under normal circumstances, at least 80% of the Fund's assets will be invested in common stock. The Fund will provide shareholders at least 60 days' advance written notice if this policy is changed.

The Fund seeks to hold securities for the long term, but may liquidate positions in order to generate cash to invest in more attractive opportunities. In addition, a negative change in the fundamental or qualitative characteristics of a security may cause the adviser to sell a security, or if the company's business activities are no longer consistent with the socially responsible constraints of the Fund. Finally, the adviser may sell a security when it no longer meets the valuation criteria of the adviser.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

BECAUSE THE SECURITIES THE FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE FUND WILL GO UP AND DOWN. YOU COULD LOSE MONEY. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR OTHER GOVERNMENT AGENCY.

The Fund is subject to several risks, any of which could cause an investor to lose money. Below are some specific risks of investing in the Fund.

         Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors. All stocks are subject to these risks.

         Investment Style Risk. The adviser's judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund's value may be adversely affected.

         No History of Operations. The Fund is a new mutual fund and has no history of operation. In addition, the adviser has not previously managed a mutual fund. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts. As a result, investors cannot judge the adviser by its track record managing a mutual fund and the adviser may not achieve its intended result in managing the Fund.

         Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

         Moral Investing Risk. The adviser invests in equity securities only if they meet both the Fund's investment and moral requirements, and as such, the return may be lower than if the adviser made decisions based solely on investment considerations.


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With the portion of its assets allocated to investments in smaller companies, the Fund is subject to the following associated risk:

         Smaller Company Risk. The Fund may invest in smaller capitalization companies (that is, companies with market capitalizations of $1 billion or less). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than do larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

With a portion of its assets allocated to derivatives for risk management or hedging purposes, the Fund is subject to the following associated risk:

         Option Risk. Purchasing put options against the Fund's stock portfolio is an expense that lowers the net returns of the Fund. Selling (writing) call options against the Fund's stock portfolio will limit the potential gain on the stock in a rising market. The option premiums could increase or decrease causing the Fund to lose money on its options investments or limit the potential income from option writing.



                                   PERFORMANCE

Performance information is not included because the Fund has not had a full calendar year of operations prior to the date of this Prospectus.



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                                FEES AND EXPENSES

The tables describe the fees and expenses that you may pay if you buy and hold Class A or Class C shares of the Fund.

Shareholder fees (paid directly from your investment):

                                                         Class A      Class C

Maximum Sales Charge (Load) Imposed on Purchases          5.00%(1)     None
Maximum Deferred Sales Charge (Load)                      None         1.00%(2)
Maximum Sales Charge (Load) on Reinvested Dividends       None         None
Redemption Fee(3)                                         2.00%        2.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets):

                                                         Class A      Class C

Management Fees                                           0.75%        0.75%
Distribution (and/or Service) (12b-1) Fees                0.25%        1.00%
Other Expenses(4)                                         1.21%        1.21%
-----------------                                         -----        -----
Total Annual Operating Expenses                           2.21%        2.96%
    Fee Waiver and/or Expense Reimbursements(5)           0.71%        0.71%
Net Expenses                                              1.50%        2.25%

(1) You may pay a reduced sales charge on large purchases. (See "Reducing or Eliminating Class A Sales Charges" in this Prospectus.)

(2) The 1.00% contingent deferred sales charge ("CDSC") is waived if shares are held for 1 year or longer.

(3) The Fund will impose a 2.00% redemption fee on shares redeemed within 60 days of purchase. For more information, please see "Redemption Fee" in this prospectus. A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.

(4) Because the Fund is new fund, "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) The adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.50% of the average daily net assets for Class A shares and 2.25% of the average daily net assets of Class C shares. These fee waivers and/or expense reimbursements will remain in effect through October 31, 2008. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations. The addition of excluded expenses may cause the Fund's Net Expenses after waiver and/or reimbursements to exceed the maximum amount of 1.50% for Class A shares and 2.25% for Class C shares agreed to by the adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as described in the Fees and Expenses table (except fee waivers are only reflected in the first year of the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                                                1 Year              3 Years
                                                ------              -------
Epiphany Core Equity Fund - Class A              $645               $1,092
Epiphany Core Equity Fund - Class C              $331               $  849

OTHER INFORMATION ABOUT THE FUND

The investment objectives of the Fund may be changed without shareholder approval; however, you will be given advance notice of any changes. Information about the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions. Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. These temporary defensive positions may be inconsistent with the Fund's principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.


                            DISTRIBUTION ARRANGEMENTS

CHOOSING A CLASS OF SHARES

The Fund currently offers Class A, Class C and Class N shares. Class N shares are offered in a separate prospectus. For information about Class N shares, call the Fund's transfer agent at 1-877-977-3747. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

         o  how long you expect to own your shares;

         o  how much you intend to invest;

         o the sales charge and total operating expenses associated with owning each class; and

         o whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing Class A Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund in this Prospectus.

Class A Shares. Class A shares are offered at net asset value plus a front-end sales charge of up to 5.00%. The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more. Class A shares pay annual distribution and service fees equal to 0.25% of the average daily net assets of Class A shares. Purchases of Class A shares are subject to a 2% redemption fee if redeemed or exchanged within 60 days of settlement of purchase. The front-end sales charge is deducted from the amount you invest and is shown in the schedule below.


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

                                                      Sales Charge*       Sales Charge*         Dealer Commission
                                                    as Percentage of     as Percentage of       as a Percentage of
Amount of Purchase                                   Offering Price     Net Amount Invested       Offering Price
---------------------------------------------------------------------------------------------------------------------
Less than $50,000                                         5.00%               5.26%                   5.00%
$50,000 but less than $100,000                            4.25%               4.44%                   4.25%
$100,000 but less than $250,000                           3.25%               3.36%                   3.25%
$250,000 but less than $500,000                           1.75%               1.78%                   1.75%
$500,000 but less than $1,000,000                         1.00%               1.01%                   1.00%
$1,000,000 or more                                        0.00                0.00                    None


* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

Reducing Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention which are described below. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund (based on the current maximum public offering price) plus your new purchases total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts. In addition, shares purchased and/or owned in an employer-sponsored retirement plan (including SEP, SARSEP and SIMPLE IRA plans) may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the transfer agent may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Information about sales charges and breakpoints is also available in a clear and prominent format on the epiphanyfund.com website.

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Class C Shares. Class C shares are offered at NAV with no front-end sales charge. If you sell your Class C shares within one year of your purchase, you generally will be subject to a 1.00% contingent deferred sales charge ("CDSC"). The CDSC is deducted from your redemption proceeds. The CDSC will apply to the lesser of your shares NAV at the time of redemption or at the time of purchase. Under certain circumstances, the CDSC may be waived, as described below in this Prospectus. Class C shares pay annual distribution and service fees equal to up to 1.00% of the average daily net assets of Class C shares. Purchases of Class C shares are subject to a 2% redemption fee if redeemed within 60 days of settlement of purchase. The returns on Class C shares are generally lower than the returns on Class A shares because Class C shares have higher annual expenses than Class A shares.

Orders for Class C shares will be refused when the total value of the purchase (including the aggregate value of all Fund shares held within the purchasing shareholder's account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of the Fund with a current market value of $1,000,000 or more, should consider whether another share class would be more advantageous and consult their investment dealer.

12B-1 DISTRIBUTION PLANS

The Trust has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders ("12b-1 fees"). Class A shares may pay annual 12b-1 fees of up to 0.25% of their average daily net assets. Class C shares may pay annual 12b-1 fees of up to 1.00% of their average daily net assets (of which up to 0.75% is a distribution fee and up to 0.25%is a shareholder service fee). Because these fees are paid from the Fund's assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and service fees as described below. Sales charges, distribution fees and service fees paid to investment dealers vary by share class. In addition, the principal underwriter or the adviser, out of their own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include the Fund in specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

                               HOW TO BUY SHARES

OPENING AN ACCOUNT

The Fund is a series of Epiphany Funds and you may purchase shares directly from Epiphany Funds. You also may purchase shares through a brokerage firm or other intermediary that has contracted with Epiphany Funds to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please call the Fund's transfer agent at 1-877-977-3747 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call 1-877-977-3747.

PURCHASING SHARES

You may buy shares on any "business day." This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at NAV, plus any applicable sales charge. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from Epiphany Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

         Epiphany Funds
         c/o Matrix Fund Services
         630 Fitzwatertown Road
         Building A, 2nd Floor
         Willow Grove, PA  19090-1904

Purchase orders received in "proper form" by the Fund's transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

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

To be in "proper form," the purchase order must include:

      o  Fund name and account number;

      o  Account name(s) and address;

      o  The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment. All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash, credit cards and third party checks will not be accepted. Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to Epiphany Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund's transfer agent, at 1-877-977-3747 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The minimum initial investment is $2,500 for a non-qualified account and $1,000 for an individual retirement account and a minimum subsequent investment is $250. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions. For more information, please read "Additional Redemption Information".

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

AUTOMATIC INVESTMENT PLANS

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required initial investment.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV (or offering price) next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund's transfer agent.

Epiphany Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Fund may invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within 60 days of purchase. For more information, please see "Redemption Fee" in this prospectus.

                              HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day. Redemption orders received in proper form by the Fund's transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

      "Proper form" means your request for redemption must:

      o  Include the Fund name and account number;

      o  Include the account name(s) and address;

      o  State the dollar amount or number of shares you wish to redeem; and

      o Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-877-977-3747 if you have questions regarding signature guarantees. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

         Epiphany Funds
         c/o Matrix Fund Services
         630 Fitzwatertown Road
         Building A, 2nd Floor
         Willow Grove, PA  19090-1904

TELEPHONE REDEMPTIONS

You may redeem any part of your account in the Fund by calling the transfer agent at 1-877-977-3747. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund's assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

REDEMPTION FEE

Shareholders who redeem shares within 60 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. Shareholders who redeem Class C shares within one year of their purchase may be assessed a 1.00% CDSC on the amount redeemed.

The Fund uses a "first in, first out" method for calculating the redemption fee or CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund. The CDSC is paid to the adviser to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-877-977-3747. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh calendar day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. If you have recently purchased shares of the Fund by check and you request redemption, your shares may not be redeemed until the check for your purchase has cleared, which may take up to 7 calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

                            VALUING THE FUND'S ASSETS

The Fund's assets are generally valued at their market value using market quotations. The Fund may use pricing services to determine market value. If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund distributes dividends quarterly and capital gains annually. These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund's transfer agent at 1-877-977-3747 or send a written notification to:

         Epiphany Funds
         c/o Matrix Fund Services
         630 Fitzwatertown Road
         Building A, 2nd Floor
         Willow Grove, PA  19090-1904

TAXES

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.


                             MANAGEMENT OF THE FUND

The Investment Adviser. Trinity Fiduciary Partners LLC ("Trinity") is the Fund's investment adviser and makes the day-to-day investment decisions for the Fund. Founded in 2005, Trinity is located at 306 W. 7th Street, Suite 616, Fort Worth, Texas 76102. As of May 31, 2007, Trinity managed approximately $10 million for the Fund and for primarily high net worth individuals.

The Fund is authorized to pay Trinity an annual fee equal to 0.75% of its average daily net assets. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Fund and Trinity is available in the Fund's semi-annual report to shareholders for the most recent period ended April 30.

The Portfolio Manager. Adam E. Auten is the Fund's portfolio manager and has been managing the Fund since its inception. Mr. Auten has been the Chief Investment Officer for Trinity since 2005. Prior to joining Trinity in 2005, Mr. Auten was a financial adviser with American Express Financial Advisors from 2003-2004. From 1991-2003, Mr. Auten was employed by XTO Energy, Inc., an oil and gas company, as Assistant Treasurer with responsibilities including strategic corporate modeling and corporate risk assessment.

The Fund's Statement of Additional Information provides information about the compensation received by Mr. Auten, other accounts that he manages and his ownership of Fund shares.

                       SHAREHOLDER STATEMENTS AND REPORTS

Epiphany Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.

To reduce expenses and conserve natural resources, Epiphany Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-977-3747 and Epiphany Funds will begin individual delivery within 30 days after Epiphany Funds receives your instructions.

Semi-annual reports will be prepared as of April 30 and annual reports as of October 31 each year. In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available. To participate (or end your participation) in the Fund's electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-877-977-3747.

                                 PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

         Call Epiphany Funds at 1-877-977-3747 or visit www.epiphanyfund.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.







Investment Company Act File No. 811-21962

                                 EPIPHANY FUNDS

                            EPIPHANY CORE EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 26, 2007

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus for the Epiphany Core Equity Fund dated June 26, 2007. A copy of the Prospectus can be obtained at no charge by writing the transfer agent, Matrix Fund Services, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090, or by calling 1-877-977-3747. The Fund's prospectus is incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                           Page

DESCRIPTION OF THE TRUST AND FUND............................................1

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS..........................2

MANAGEMENT OF THE FUND......................................................11

CODE OF ETHICS..............................................................13

SALES CHARGES...............................................................13

DISTRIBUTION PLANS..........................................................15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................16

INVESTMENT ADVISORY AND OTHER SERVICES......................................16

BROKERAGE ALLOCATION AND OTHER PRACTICES....................................19

DISCLOSURE OF PORTFOLIO HOLDINGS............................................20

DETERMINATION OF SHARE PRICE AND PUBLIC OFFERING PRICE......................21

REDEMPTION IN-KIND..........................................................22

TAX CONSEQUENCES............................................................22

PROXY VOTING POLICIES AND PROCEDURES........................................22

FINANCIAL STATEMENTS........................................................24

PROXY VOTING POLICY OF THE ADVISER.........................................A-1

                       DESCRIPTION OF THE TRUST AND FUND

      The Epiphany Core Equity Fund (the "Fund") was organized as diversified series of Epiphany Funds (the "Trust") on September 27, 2006 and commenced operations on January 8, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 27, 2006 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Trinity Fiduciary Partners, LLC (the "Adviser").

      The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      The Fund offers three classes of shares: Class A, Class C and Class N shares. Class N shares are offered in a separate SAI. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "How to Buy Shares - Purchasing Shares" and "Valuing the Fund's Assets" in the Prospectus and "Determination of Share Price" in this SAI.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

      All principal investment strategies and risks are discussed in the prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus. These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests. Those investments and techniques that may utilized only by the Underlying Funds are identified. Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers' Acceptances

      Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

      The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Equity Securities

      Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

      Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Futures Contracts

      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

      The Fund may engage in futures transactions for hedging purposes only. This means that the Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

      If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

      Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

      Risk of Loss. Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

      Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

      The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

      o Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

      o     Are similar to good faith deposits or performance bonds.

      Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

      In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

      Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

      The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Insured Bank Obligations

      The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

      The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

      Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

      In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.

Options

      The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

      The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

      A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund's custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

      When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

      The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund's objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

      The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

U.S. Government Securities

      The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

When-Issued, Forward Commitments and Delayed Settlements

      The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

      The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

      The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

      Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

      4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

      5. Short Sales. The Fund will not make short sales of securities.

      6. 80% Investment Policy. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

                             MANAGEMENT OF THE FUND

      The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Fund is the only series in the "Fund Complex." The Board generally meets four times a year to review the progress and status of the Fund.

      The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended.

                                                                                             Number of
                                                                                           Portfolios in
                          Position(s)        Term of                                       Fund Complex          Other
 Name Address and Year     Held with      Office/Length      Principal Occupation(s)        Overseen by      Directorships
        of Birth            the Fund     of Time Served        During Past 5 Years          Trustee(1)      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Ralph McCloud Jr.         Trustee       Indefinite/        Division Director, Diocese            1          None
2412 Annglen                            December 1, 2006   of Fort Worth, since 1993.
Fort Worth, Texas 76119                 - present
Age: 52
---------------------------------------------------------------------------------------------------------------------------
Robert J. Mitchell        Trustee       Indefinite/        Board Member, Partners in             1          Principal,
306 W. 7th Street                       December 1,        Health, a hospital                               Board Member,
Suite 888                               2006- present      foundation, since 2003.                          Mitchell  &
Fort Worth, Texas  76102                                   Board Member, E. Technos,                        Moroneso IS,
Age:  60                                                   software administration,                         Inc.
                                                           since 2004.
---------------------------------------------------------------------------------------------------------------------------
William Reichenstein      Trustee       Indefinite/        Professor of Investments,             1          Independent
Baylor University                       December 1, 2006   Baylor University, since                         Director, CM
Hankamer School of                      - present          1990.                                            Advisors Family
Business                                                                                                    of Funds
Waco, Texas 76798-8004
Age: 55
---------------------------------------------------------------------------------------------------------------------------

(1) The "Fund Complex" consists of Epiphany Funds.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

                                                                                            Number of
                                                                                          Portfolios in
                                                                                              Fund
                           Position(s)   Term of Office/                                     Complex          Other
  Name, Address and         Held with    Length of Time     Principal Occupation(s)        Overseen by     Directorships
    Year of Birth           the Fund        Served            During Past 5 Years           Trustee(1)    Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Samuel J. Saladino III    President     Indefinite/        Chief Executive Officer,             1         None
(2)                       and           December 1, 2006   Trinity Fiduciary Partners,
306 W. 7th Street         Chairman      - present          LLC, investment adviser,
Suite 616                 and Trustee   (Trustee since     since 2005.  Owner,
Fort Worth, TX  76102                   September 27,      Ameriprise, financial
Age: 33                                 2006)              planning, 1995-2004.
---------------------------------------------------------------------------------------------------------------------------
David F. Ganley           Chief         Indefinite/        Senior Vice President,
630 Fitzwatertown Rd.     Compliance    December 1, 2006   Matrix Capital Group, Inc.,
Building A, 2nd Floor     Officer and   - present          financial services, since
Willow Grove, PA 19090    Secretary                        2005. Secretary and
Age: 60                                                    Treasurer, Catalyst Funds,
                                                           mutual fund, since 7/2006.
                                                           Chief Compliance Officer,
                                                           Halter Pope USX China Fund,
                                                           mutual fund, since 2005.
                                                           Chief Compliance Officer,
                                                           The Blue and White Fund,
                                                           mutual fund, 2004 -1/2006.
                                                           Financial Principal,
                                                           Shipley Raidy Capital
                                                           Partners, broker/ dealer
                                                           2001-2005. President,
                                                           Treasurer and Director,
                                                           InCap Securities, Inc.,
                                                           broker/ dealer 2001- 2005.
                                                           Financial Principal, Prisol
                                                           Securities Inc.,
                                                           broker-dealer, 2001-2005.
                                                           Chief Administrative
                                                           Officer, InCap Service
                                                           Company, financial
                                                           services, 2001-2004.
---------------------------------------------------------------------------------------------------------------------------
Melissa Hankin            Chief         Indefinite/        Director of Fund
630 Fitzwatertown Rd.     Financial     December 1, 2006   Accounting, Matrix Fund
Building A, 2nd Floor     Officer and   - present          Services, financial
Willow Grove, PA 19090    Treasurer                        services, since 7/2006.
Age: 29                                                    Account Manager, Citco Fund
                                                           Services, financial
                                                           services, 2001-7/2006.

---------------------------------------------------------------------------------------------------------------------------


(1) The "Fund Complex" consists of Epiphany Funds.

(2) Samuel J. Saladino III is considered an "Interested" Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer of the Fund's investment adviser.

      The Trust's audit committee consists of Ralph McCloud Jr., Robert J. Mitchell and William Reichenstein. The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees. None of the audit committee members are "Interested" as defined in the Investment Company Act of 1940, as amended. Since the inception of the Fund in January 2007, the Audit Committee has not held a meeting.

      As of October 31, 2006, the Trustees beneficially owned the following amounts in the Fund:

                                          Dollar Range of Securities In the           Aggregate Dollar Range of
Name of Trustee or Officer                   Epiphany Core Equity Fund                  Securities In Trust
---------------------------------------------------------------------------------------------------------------------------
Ralph McCloud Jr.                                         $0                                     $0
---------------------------------------------------------------------------------------------------------------------------
Robert J. Mitchell                                        $0                                     $0
---------------------------------------------------------------------------------------------------------------------------
William Reichenstein                                      $0                                     $0
---------------------------------------------------------------------------------------------------------------------------
Samuel J. Saladino III                             $50,001-$100,000                       $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------


      The following table describes the estimated compensation to be paid to the Trustees for the Trust's fiscal period ending October 31, 2007. Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

                                             Aggregate Compensation from the          Total Compensation from
        Name                                 Epiphany Core Equity Fund(1)                     Trust(2)
---------------------------------------------------------------------------------------------------------------------------
Ralph McCloud Jr.                                       $3,100                                 $3,100
---------------------------------------------------------------------------------------------------------------------------
Robert J. Mitchell                                      $3,100                                 $3,100
---------------------------------------------------------------------------------------------------------------------------
William Reichenstein                                    $3,100                                 $3,100
---------------------------------------------------------------------------------------------------------------------------
Samuel J. Saladino III                                    $0                                     $0
---------------------------------------------------------------------------------------------------------------------------


(1) Each non-interested Trustee receives $1,000 for the organizational board meeting and $700 for each subsequent meeting attended.

(2) The Trust is comprised of the Epiphany Core Equity Fund.



                                 CODE OF ETHICS

      Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund. The Fund, the Underwriter and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Underwriter and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.


                                  SALES CHARGES

Dealer Commissions

      The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Statement of Intention

      If it is anticipated that $50,000 or more of Class A shares will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

      If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation

      Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Class C and/or Class R shares of the Fund. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate amount of the purchase. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Tax-Deferred Retirement Plans

      Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

                               DISTRIBUTION PLANS

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended for its Class A shares (the "Class A Plan") and its Class C shares (the "Class C Plan)," collectively (the "Plans"). Each Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually under the Class A Plan is 0.25% of the average daily net assets of Class A shares. The amount payable annually under the Class C Plan is 1.00% of the average daily net assets of Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee).

      Under the Plans, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans.

      The Class C Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets of Class C shares for personal services, and/or the maintenance of shareholder accounts. The Fund may compensate securities dealers or other financial intermediaries, financial institutions, investment advisers and others that (a) hold Class C shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders or (b) render shareholder support services not otherwise provided by the Fund's transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

      The Trustees expect that the Plans could significantly enhance the Fund's ability to expand the distribution of its shares. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

      Each Plan has been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of June 20, 2007, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the Fund. Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

--------------------------------------------------------------------
Shareholder                                   % Owned
--------------------------------------------------------------------
Adam E. Auten                                 12.10%
1915 Briarcrest Lane
Arlington, TX 76012
--------------------------------------------------------------------
Trinity Fiduciary Partners                    11.62%
306 West 7th Street, Suite 616
Fort Worth, TX 76102
--------------------------------------------------------------------
Columbia J. Reid                              10.47%
1812 Winewood Lane
Arlington, TX 76013
--------------------------------------------------------------------
Hunter R. Jaggard                             8.50%
10010 Piping Rock Lane
Houston, TX  77042
--------------------------------------------------------------------
Jeffrey P. Gray                               6.60%
20303 Standish Road
San Antonio, TX  78258
--------------------------------------------------------------------
Ron D. Craig                                  5.68%
3533 Paint Brush Lane
Bedford, TX  76021
--------------------------------------------------------------------
Neer Srivastava                               5.07%
5824 La Vista Drive
Dallas, TX  75206
--------------------------------------------------------------------


Management Ownership

      As of June 20, 2007, the Trustees and officers owned of record or beneficially 17.41% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

      The trustees selected Trinity Fiduciary Partners, LLC as the investment adviser to the Fund. Samuel Saladino and Adam Auten each own more than 25% of the Adviser and are deemed to control the Adviser.

      Under the terms of the management agreement (the "Agreement"), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund.

      The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

      Mr. Auten is the portfolio manager responsible for the day-to-day management of the Fund. As of May 31, 2007, Mr. Auten was responsible for the management of the following other types of accounts in addition to the Fund:

----------------------------------------------------------------------------------------------------------------------
                                                                               Number of            Total Assets By
                              Number of                                     Accounts by Type         Account Type
                            Accounts by            Total Assets By            Subject to a            Subject to a
Account Type                Account Type             Account Type            Performance Fee        Performance Fee
----------------------------------------------------------------------------------------------------------------------
Registered Investment               0                      $0                      0                     $0
Companies
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                      $0                      0                     $0
Vehicles
----------------------------------------------------------------------------------------------------------------------

Other Accounts                     30                  $9,500,000                  0                     $0
----------------------------------------------------------------------------------------------------------------------


      The Adviser has not identified any material conflicts between the Fund and other accounts managed by Mr. Auten. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include Mr. Auten's knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

      Mr. Auten's total compensation includes a salary and, as an owner of the Adviser, a portion of the Adviser's profits.

      The following table shows the dollar range of equity securities beneficially in the Fund owned by Mr. Auten as of May 31, 2007.

      Name of Portfolio Manager              Dollar Range of Equity Securities
                                             in the Epiphany Core Equity Fund

Adam E. Auten                                       $ 50,001 - $ 100,000
-----------------------------------------------------------------------------

Custodian

      The Huntington National Bank, 7 Easton Oval, Columbus, Ohio, 43219, serves as the Fund's custodian ("Custodian"). The Custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

Fund Services

      Matrix Fund Services ("MFS" or "Transfer Agent" or "Fund Accounting Agent" or "Administrator"), a division of Matrix Capital Group Inc., the Fund's Distributor, provides the Fund with transfer agent, accounting, compliance and administrative services. MFS is located at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090. MFS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, MFS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. administrative services, and compliance services. For these services, the Fund pays MFS $25,000 annually.

Independent Registered Public Accounting Firm

      The firm of Sanville & Company ("Auditors"), 1514 Old York Road, Abbington, PA 190017, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2007. Sanville & Company will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

Legal Counsel

      Thompson Hine LLP ("Legal Counsel"), 312 Walnut Street, 14th floor, Cincinnati, Ohio 45202, serves as counsel for the Trust and the independent Trustees.

Distributor

      Matrix Capital Group, ("Distributor"), 335 Madison Avenue, 11th floor, New York, NY 10017, serves as the principal underwriter of the Trust pursuant to a Distribution Agreement dated December 1, 2006. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Trust, such continuance is approved at least annually by (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

      The Distributor enters into selling agreements with intermediaries that solicit orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives annual compensation of $6,000 under the Distribution Agreement with the Trust.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

      Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis (with no lag time) to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Auditors and Legal Counsel receive portfolio holdings information in connection with their review of Forms N-CSR and N-Q. The Fund discloses portfolio holdings to its proxy voting services (if applicable), printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

      The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent, the Custodian the Auditors and Legal Counsel are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. To address conflicts of interest between shareholders on the one hand and those of service providers on the other, any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders,
(ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Fund's Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

      Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund's Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information. The Fund believes, based upon its size and history, that these are reasonable procedures to (i) protect the confidentiality of the Fund's portfolio holdings, (ii) provide sufficient protection against personal trading based on the information, and (iii) address conflicts of interest between shareholders on the one hand and those of service providers on the other.

             DETERMINATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

      The price (net asset value) and the public offering price (net asset value plus the applicable sales charge) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. For a description of the methods used to determine the net asset value, see "How to Buy Shares - Purchasing Shares" in the prospectus.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                               REDEMPTION IN-KIND

      The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

                                TAX CONSEQUENCES

      The Fund intends to qualify under Subchapter M of the Internal Revenue Code. Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on "qualifying dividends" to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay "qualifying dividends." Investors in the Fund may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

      Tax Distribution: The Fund's distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

      Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser's proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser's proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

      The Adviser's policies and procedures are attached as Appendix A.

      MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-877-977-3747. The information also will be available on the SEC's website at www.sec.gov. In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-877-977-3747 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

                            EPIPHANY CORE EQUITY FUND
                           A SERIES OF EPIPHANY FUNDS
                       Statement of Assets and Liabilities
                                December 7, 2006

ASSETS
  Cash, at custodian bank                                             $  100,000


LIABILITIES                                                                   --
                                                                      ----------

         Net Assets                                                   $  100,000
                                                                      ==========


Net Assets Consist Of:
Shares of beneficial interest, unlimited authorized shares
10,000 shares issued and outstanding                                  $  100,000
                                                                      ----------

         Net Assets                                                   $  100,000
                                                                      ==========

Net asset value per share (based on  shares of beneficial
   interest issued and outstanding)                                   $    10.00
                                                                      ==========




    The accompanying notes are an integral part of this financial statement.

                            EPIPHANY CORE EQUITY FUND
                           A SERIES OF EPIPHANY FUNDS
                          Notes to Financial Statement
                                December 7, 2006


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization: The Epiphany Core Equity Fund (the "Fund"), is a diversified series of Epiphany Funds (the "Trust"), an open-end regulated investment company that was organized as an Ohio business trust on September 27, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Trustees.

      The Fund seeks long-term growth of capital from investments in companies whose business activities and practices are consistent with fundamental Christian moral and ethical principles. The Fund intends to invest primarily in a diversified portfolio of common stocks of U. S. companies. The Fund may invest in companies of any market capitalization over $100 million. The Fund's investment adviser will look for securities that appear to be undervalued relative to their intrinsic value and relative to other securities using fundamental security analysis. The Fund's socially responsible investment strategy is generally based on the Socially Responsible Guidelines established by the United States Conference of Catholic Bishops.

      The Fund has had no operations to date other than matters relating to its organizational matters and the sale of 10,000 shares of beneficial interest to its shareholder, who is the Fund's adviser, Trinity Fiduciary Partners, LLC (the "Adviser").

      Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      Option writing. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Repurchase agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Fund may be delayed or limited.

      Financial futures contracts: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

      Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

      Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.


2. MANAGEMENT AGREEMENT DISTRIBUTION AGREEMENT

      The Board has approved a management agreement (the "Management Agreement") with the Adviser to furnish investment advisory and management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.75%.

      The Adviser intends to execute an agreement to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs; taxes; and extraordinary expenses) at 1.50% of its average daily net assets through December 31, 2007. Advisory fee waivers and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the ordinary expenses to exceed 1.50% per annum.

      The Fund has adopted a distribution plan under SEC rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. The Fund will pay distribution fees on a monthly basis on the Fund's average daily net assets at the annual rate of 0.25%.


3. ORGANIZATIONAL EXPENSES

      The Advisor has agreed to absorb all initial organizational expenses of the Fund.


4. CONTROLLING SHAREHOLDER

      The Adviser owns 100% of the outstanding shares of beneficial interest of the Fund as of December 7, 2006.

                                     Sanville & Company
                               CERTIFIED PUBLIC ACCOUNTANTS

2  ROBERT F. SANVILLE, CPA                                                 MEMBERS OF
MICHAEL T. BARANOWSKY, CPA  1514 OLD YORK ROAD ABINGTON, PA 19001     AMERICAN INSTITUTE OF
JOHN P. TOWNSEND, CPA        (215) 884-8460 o (215) 884-8686 FAX   CERTIFIED PUBLIC ACCOUNTANTS
                            ------------------------------------     PENNSYLVANIA INSTITUTE OF
                                                                    CERTIFIED PUBLIC ACCOUNTANTS
                            140 EAST 45TH STREET NEW YORK, NY 10017
                              (212) 661-3115 o (646) 227-0268 FAX





             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholder and Board of Trustees of Epiphany Core Equity Fund
  A Series of Epiphany Funds

We have audited the accompanying statement of assets and liabilities of the Epiphany Core Equity Fund, ("the "Fund") a series of Epiphany Funds (the "Trust") as of December 7, 2006. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Epiphany Core Equity Fund, a series of Epiphany Funds as of December 7, 2006, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania                                   Sanville & Company
December 7, 2006                                         /s/ Sanville & Company

APPENDIX A

                       PROXY VOTING POLICY OF THE ADVISER


The Epiphany Core Equity Fund (the "Fund") take social as well as financial factors into account in making investment decisions.

The following guidelines indicate the positions that will be taken by the Adviser on proxy ballot issues and how we plan to vote shares held by the Fund. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will seek to vote in a manner we feel is in both the best economic and ethical interest of our shareholders.

These guidelines do not include all potential voting issues and may be amended from time to time.

Promoting Human Dignity

We will vote for shareholder resolutions directed towards protecting and promoting human rights. We would consider human rights to include encouraging companies to provide sufficient wages, working conditions, and other social benefits that enable their employees to meet basic human needs, and to encourage companies to promote fundamental human rights when they have operations in countries that have documented practices that deny or violate the human rights of its citizens.

We will vote for shareholder resolutions directed towards equal opportunities for minorities and women, including inclusion on corporate boards and among senior management.

We will vote for shareholder resolutions that encourage companies to make life-sustaining drugs available to those in low-income communities and countries at reduced, affordable prices.

We will vote for shareholder resolutions that encourage media companies to develop responsible and family-oriented program content.

Protecting the Environment

We will vote for shareholder resolutions which encourage companies to act to preserve the planet's ecological heritage, addressing the rampant poverty in the poorest nations, redirecting development in terms of quality rather than quantity in the industrial world and creating environmentally sensitive technologies.

We will vote for shareholder resolutions which encourage companies to undertake reasonable and effective initiatives for energy conservation and the development of alternate renewable and clean energy resources.

We will vote for shareholder resolutions that reduce a company's negative impact on the environment and that call for the elimination or substitution of toxic compounds use in their products.

Encouraging Corporate Responsibility

We will vote for shareholder resolutions that require companies to report on social and environmental performance and for adoption of Coalition for Environmentally Responsible Economics (CERES)

We will vote for shareholder resolutions directed towards adoption of corporate social responsibility guidelines within companies.

Corporate Governance

We will vote for resolutions that require Board membership to consist of a majority of Directors who are independent from management.

We will vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions.

We will vote against directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

We will vote against ratification of the audit firm of a company in instances where consulting fees exceed audit fees.

We will vote against resolutions to allow U.S.-based corporations to reincorporate to a foreign country.

We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

We will vote for confidential shareholder voting.

We will vote against the creation of dual stock classes.

We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

We will vote issues of executive compensation on a case-by-case basis.

We will vote for shareholder resolutions requesting companies to review and report on executive compensation.

We will vote against severance packages that exceeds 2 times annual salary and bonus.

We will vote on stock option plans on a case-by-case basis, but will generally be supportive of plans that include a wider number of employees to participate and will generally not be supportive of plans that are heavily weighted toward executive management only.

We will vote for the use of reasonable performance-based stock options which tie executive compensation more closely to company performance.

We will vote for the authorization of additional common stock necessary to facilitate a stock split; we will evaluate proposals on reverse stock splits and the authorization of additional shares of common stock for reasons other than a stock split on a case-by-case basis.

We will vote for management proposals to institute open-market share repurchase plans on a case-by-case basis.

We will consider all merger and acquisitions on a case-by-case basis.

We will generally vote against any proposals that seek to deter a company from being acquired by another company.


                                       A-2